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                                                                   EXHIBIT 21



                               AMOCO CORPORATION



                         SUBSIDIARIES OF THE REGISTRANT
                              at December 31, 1993
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                                                                         Organized
                                                                           Under
                                  Company*                                Laws of
   Amoco Canada Petroleum Company Ltd. . . . . . . . . . . . . . . . .   Canada
     Amoco Canada Resources Ltd. . . . . . . . . . . . . . . . . . . .   Canada
   Amoco Credit Corporation  . . . . . . . . . . . . . . . . . . . . .   Delaware
   Amoco Realty Company  . . . . . . . . . . . . . . . . . . . . . . .   Delaware
   Amoco Technology Company  . . . . . . . . . . . . . . . . . . . . .   Delaware
     Solarex Corporation . . . . . . . . . . . . . . . . . . . . . . .   Delaware
   Amoco Company . . . . . . . . . . . . . . . . . . . . . . . . . . .   Delaware
     Amoco Chemical Company  . . . . . . . . . . . . . . . . . . . . .   Delaware
       Amoco Chemical Holding Company  . . . . . . . . . . . . . . . .   Delaware
         Amoco Chemical Belgium N.V. . . . . . . . . . . . . . . . . .   Belgium
         Amoco Chemicals Pty. Limited  . . . . . . . . . . . . . . . .   Australia
         Amoco Fabrics and Fibers Company  . . . . . . . . . . . . . .   Delaware
         Amoco Fabrics and Fibers Ltd. . . . . . . . . . . . . . . . .   Canada
         Amoco Foam Products Company . . . . . . . . . . . . . . . . .   Delaware
         Amoco International Finance Corporation . . . . . . . . . . .   Delaware
           Amoco Chemical(Europe) S.A. . . . . . . . . . . . . . . . .   Delaware
             Amoco Chemical Italia S.R.L.  . . . . . . . . . . . . . .   Italy
             Amoco Chemical U.K. Limited . . . . . . . . . . . . . . .   England
               Amoco Fabrics (U.K.) Limited  . . . . . . . . . . . . .   England
             Amoco Holding GmbH  . . . . . . . . . . . . . . . . . . .   Germany
               Amoco Deutschland GmbH. . . . . . . . . . . . . . . . .   Germany
           Amoco Chemicals Far East Limited  . . . . . . . . . . . . .   Hong Kong
           Amoco Transport Company . . . . . . . . . . . . . . . . . .   Delaware
         Amoco Japan Limited . . . . . . . . . . . . . . . . . . . . .   Delaware
         Amoco Olefins Corporation . . . . . . . . . . . . . . . . . .   Delaware
         Amoco Performance Products, Inc.  . . . . . . . . . . . . . .   Delaware
     Amoco Leasing Corporation . . . . . . . . . . . . . . . . . . . .   Delaware
     Amoco Oil Company . . . . . . . . . . . . . . . . . . . . . . . .   Maryland
       Amoco Oil Holding Company . . . . . . . . . . . . . . . . . . .   Delaware
         Amoco Enterprises, Inc. . . . . . . . . . . . . . . . . . . .   Delaware
         Waste-Tech Services, Inc. . . . . . . . . . . . . . . . . . .   Nevada
     Amoco Pipeline Company  . . . . . . . . . . . . . . . . . . . . .   Maine
       Amoco Pipeline Holding Company  . . . . . . . . . . . . . . . .   Delaware
     Amoco Production Company  . . . . . . . . . . . . . . . . . . . .   Delaware
       Amoco Egypt Gas Company . . . . . . . . . . . . . . . . . . . .   Delaware
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                                                                           Organized
                                                                             Under
                                  Company*                                  Laws of
       Amoco Egypt Oil Company . . . . . . . . . . . . . . . . . . . .   Delaware
         Gulf of Suez Petroleum Company  . . . . . . . . . . . . . . .   Egypt
       Amoco Energy Trading Corporation  . . . . . . . . . . . . . . .   Delaware
       Amoco Gas Company . . . . . . . . . . . . . . . . . . . . . . .   Delaware
       Amoco International Petroleum Company . . . . . . . . . . . . .   Delaware
         Amoco Argentina Oil Company . . . . . . . . . . . . . . . . .   Delaware
         Amoco Trinidad Oil Company  . . . . . . . . . . . . . . . . .   Delaware
       Amoco Middle East Finance Company . . . . . . . . . . . . . . .   Delaware
       Amoco Netherlands Petroleum Company . . . . . . . . . . . . . .   Delaware
       Amoco Norway Oil Company  . . . . . . . . . . . . . . . . . . .   Delaware
       Amoco Orient Petroleum Company  . . . . . . . . . . . . . . . .   Delaware
       Amoco Poland Petroleum Company  . . . . . . . . . . . . . . . .   Delaware
       Amoco Rocmount Company  . . . . . . . . . . . . . . . . . . . .   Delaware
       Amoco Romania Petroleum Company . . . . . . . . . . . . . . . .   Delaware
       Amoco Sharjah LPG Company . . . . . . . . . . . . . . . . . . .   Delaware
       Amoco Sharjah Oil Company . . . . . . . . . . . . . . . . . . .   Delaware
       Amoco Supply and Trading Company  . . . . . . . . . . . . . . .   Delaware
       Amoco (U.K.) Exploration Company  . . . . . . . . . . . . . . .   Delaware
       Coastwise Trading Company, Inc. . . . . . . . . . . . . . . . .   Delaware
       TOC-Rocky Mountains Inc.  . . . . . . . . . . . . . . . . . . .   Delaware
     Amoco Properties Incorporated . . . . . . . . . . . . . . . . . .   Delaware
     Amoco Research Corporation  . . . . . . . . . . . . . . . . . . .   Delaware
     Imperial Casualty and Indemnity Company . . . . . . . . . . . . .   Nebraska
   AmProp Finance Company  . . . . . . . . . . . . . . . . . . . . . .   Indiana
   AmProp, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .   Delaware


   (*) Two hundred thirty-five subsidiaries and thirty 50 percent or less owned companies accounted for by the equity method are not named in this Exhibit. Such subsidiaries and affiliate companies, considered in the aggregate, do not constitute a significant subsidiary.

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